UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2014

VERSAR, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-9309	54-0852979
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6850 Versar Center Springfield, Virginia 22151
(Address of principal executive offices)
(Zip Code)

(703) 750-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 1, 2014, Versar, Inc. (“Versar”) acquired all of the issued and outstanding capital stock of J.M. Waller Associates, Inc. (“JMWA”). This Current Report on Form 8-K/A amends Item 9.01 of the original Form 8-K filed on July 7, 2014 to present certain financial statements of JMWA and to present certain unaudited pro forma financial information in connection with Versar’s acquisition of JMWA. JMWA’s financial statements and the unaudited pro forma information of Versar and its subsidiaries are filed as exhibits hereto.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated balance sheets of J.M. Waller Associates, Inc. as of December 31, 2013 and 2012, the related consolidated statements of income and retained earnings, consolidated schedules of operating expenses, and consolidated statements of cash flows for the years ended December 31, 2013 and 2012, the notes to the consolidated financial statements and the Independent Auditors’ Report are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The unaudited consolidated balance sheet of J.M. Waller Associates, Inc. as of June 30, 2014, the related unaudited consolidated statements of income, and consolidated statements of cash flows for the six months ended June 30, 2014 and 2013 and the notes to the consolidated financial statements are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)	Pro Forma Financial Information

The unaudited pro forma consolidated balance sheet of Versar, Inc. and its subsidiaries as of June 27, 2014 and the unaudited pro forma consolidated statements of operations of Versar, Inc. and its subsidiaries for the six months ended June 27, 2014 giving effect to Versar’s acquisition of JMWA are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d) Exhibits.

99.1	Audited consolidated balance sheets of J.M. Waller Associates, Inc. as of December 31, 2013 and December 31, 2012, the related consolidated statements of income and retained earnings, consolidated schedules of operating expenses, and consolidated statements of cash flows for the year ended December 31, 2013 and December 31, 2012, the notes to the consolidated financial statements and the Independent Auditors’ Report.

99.2	Unaudited consolidated balance sheet of J.M. Waller Associates, Inc. as of June 30, 2014, and the related consolidated statements of income, and consolidated statements of cash flows for the six months ended June 30, 2014 and June 30, 2013 and the notes to the consolidated financial statements.

99.3	The unaudited pro forma consolidated balance sheet as of June 27, 2014 of Versar, Inc. and its subsidiaries and the unaudited pro forma consolidated statement of operations of Versar, Inc. and its subsidiaries for the six months ended June 27, 2014 giving effect to Versar’s acquisition of J.M. Waller Associates, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2014	VERSAR, INC.

	By:	/s/ James D. Villa
James Villa
Senior Vice President and General Counsel